EXHIBIT 32.1

  CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Greg Curson, President, Chief Executive Officer and Chief Financial Officer of Ayers Exploration Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the amended Annual Report on Form 10-K/A of Ayers Exploration Inc. for the period ended December 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ayers Exploration Inc.

Dated: August 18, 2011	By:	/s/ Greg Curson
Greg Curson President, Chief Executive Officer (Principal Executive Officer) Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer0